[EXHIBIT 10.9]
[LOGO]
 RHT                                              RHT LIMITED
                                           [LOGO - ENGLISH & CHINESE]

REGENERATION      .      HOPE     .      TRUST
_______________________________________________________________________


Our Reference: RT-CA08-K80314-02


Consultancy Agreement for Nano-Confined Catalytic Oxidation
(NCCO) Air Sterilizing / Deodorizing System


Supplier:     RHT Limited
              4B The Annex Building, Entrepreneurship Center,
              The Hong Kong University of Science and Technology,
              Clear Water Bay, Kowloon, Hong Kong

Consultant:   China Clean & Renewable Energy Limited
              Rm 286, 2/F, Shui On Centre,
              6-8 Harbour Road,
              Wanchai, Hong Kong


     1    RIGHTS' TO TERRITORY

          The SUPPLIER grants the CONSULTANT the rights to introduce the use of license right relating to the NCCO Air Sterilizing / Deodorizing Systems technology to the Customer in accordance with the Product Specification hereafter called "Product" and the Customer list hereafter called "Territory" identified in Schedule "A" attached.

          Note:     RHT Limited (RHT) is deemed the "SUPPLIER"
          and grants the CONSULTANT the rights only during the validity period where RHT is holding the exclusive rights to market the Product manufactured by 3rd parties and covering the area stipulated above.


     2    LEGAL STATUS OF DISTRIBUTOR

          The CONSULTANT will have the right to introduce the use of license right relating to the NCCO air purification technology being referred as the "Product" in RHT's name to the Customer within the Territory as specified in article no. 1 of this agreement. The Product is used as application and enhancement features which could be integrated into the Customer's end product. The product specification complete with patent application number is specified and being referred in Schedule "A" of this agreement attached.

     3    MARKETING AND SALES

     RM 4607, 4B THE ANNEX BUILDING, ENTREPRENEURSHIP CENTER,
        THE HONG KONG UNIVERSITY OF SCIENCE AND TECHNOLOGY,
                CLEAR WATER BAY, LOWLOON, HONG KONG

                        [ADDRESS IN CHINESE]

[LOGO]
 RHT                                              RHT LIMITED
                                           [LOGO - ENGLISH & CHINESE]

REGENERATION      .      HOPE     .      TRUST
_______________________________________________________________________


          The CONSULTANT agrees to effectively promote, and market the Product in the territory.

          The CONSULTANT agrees to work closely with the SUPPLIER in identifying the target market sectors, establishing the communication link between the Customer and the SUPPLIER on new product development.

          The CONSULTANT agrees to follow through with the Customer on all action tasks identified until a final sales agreement between the SUPPLIER and Customer is reached.

          The SUPPLIER shall furnish the CONSULTANT with quantities of his sales literature.

          The SUPPLIER will hold the right on negotiation of the unit price on use of the license right to be sold to the Customer by RHT.

          Upon a sales agreement is reached on use of the license right between the SUPPLIER and Customer, it is the responsibility of the SUPPLIER to advise the CONSULTANT in writing within seven (7) work days.

          The SUPPLIER is responsible to invoice the Customer directly on any use of the license right based on the sales agreement set forth between the SUPPLIER and the Customer.


     4    TECHNICAL SUPPORT:

          The SUPPLIER is responsible to manage the technical support to the Customer in using of the NCCO air purification during the product development phase.


     5    PROFIT SHARING

          5.1  Commission:
          The SUPPLIER agrees to share with the CONSULTANT with a 25% profit based on the total non exclusive licensing fee obtained from the Customer in any given transaction as specified in Article no. 3 of this agreement.


          In the event that the sales transaction involves using of license right and selling of NCCO filters to the Customer, the profit sharing will be revised from the aforementioned original profit sharing of the 25% based on license fee to Customer to a 10%

     RM 4607, 4B THE ANNEX BUILDING, ENTREPRENEURSHIP CENTER,
        THE HONG KONG UNIVERSITY OF SCIENCE AND TECHNOLOGY,
                CLEAR WATER BAY, LOWLOON, HONG KONG

                        [ADDRESS IN CHINESE]

[LOGO]
 RHT                                              RHT LIMITED
                                           [LOGO - ENGLISH & CHINESE]

REGENERATION      .      HOPE     .      TRUST
_______________________________________________________________________


          profit sharing based on the actual selling price of the NCCO filter instead. The SUPPLIER agrees to advise the CONSULTANT in writing complete with supportive documents prior to any transactions which may fall into this category.


          5.2  Payment term:
          Payment to the CONSULTANT will become due net 30 days after a confirmed order has been received from the Customer to the SUPPLIER and the SUPPLIER invoice to the Customer has been issued.


     6    PROHIBITION OF COMPETITION

          The SUPPLIER agrees to pass all enquiries, orders, communications or leads from the Territory regarding the Product to the CONSULTANT. The CONSULTANT shall not market any product that is in conflict to the SUPPLIER's Product.


     7    TRADEMARKS

          The Product shall be sold and advertised under the proper Trademark and Logotypes of the SUPPLIER (hereafter called Trademark). The CONSULTANT shall only use the Trademark on or in relation to the Product as supplied by the SUPPLIER and not on any other product. The CONSULTANT will also have the possibility to purchase the Product as neutral without Reign logo. After termination of this agreement the CONSULTANT shall not use the Trademark in any matter.

     RM 4607, 4B THE ANNEX BUILDING, ENTREPRENEURSHIP CENTER,
        THE HONG KONG UNIVERSITY OF SCIENCE AND TECHNOLOGY,
                CLEAR WATER BAY, LOWLOON, HONG KONG

                        [ADDRESS IN CHINESE]

[LOGO]
 RHT                                              RHT LIMITED
                                           [LOGO - ENGLISH & CHINESE]

REGENERATION      .      HOPE     .      TRUST
_______________________________________________________________________


      8    SECRECY

          8.1
          The SUPPLIER will from time to time disclose to the CONSULTANT or the CONSULTANT will otherwise learn from the SUPPLIER information relating to the Product or to supporting materials relating to the Product (Confidential Information) including, without limitation.
          a) Manuals and other technical documentation, including circuit drawings
          b)   Marketing information
          a)   Sales material
          b)   Trade secrets and know-how
          c)   All information indicated in this agreement

          The CONSULTANT agrees that it will not use for its own account or for the account of any third party nor disclose to any third party any Confidential Information except to the extend that such use or disclosure shall strictly in accordance with this Agreement or may be authorized by the SUPPLIER in writing.


          8.2
          The CONSULTANT shall ensure that each of its employees who may be involved in the performance of the CONSULTANT obligations hereunder will abide by the restrictions on use and disclosure set out in this Clause.

          8.3
          The obligations set out in the Clause shall survive the termination of this agreement. The CONSULTANT shall not during the term of this agreement or thereafter reveal any trade secrets of the SUPPLIER, nor use such secrets otherwise than for the purposes of this agreement.


     9    VALIDITY AND CANCELLATION

          This agreement enters into force on signature and will be valid for five (5) year and afterwards for one year at a time, if not cancelled by either party in writing at least six months notice. Upon cancellation or any termination of this agreement, the SUPPLIER agrees to settle all outstanding amounts due and attributed to the CONSULTANT pursuant to actions or work undertaken by CONSULTANT under this Agreement.

     RM 4607, 4B THE ANNEX BUILDING, ENTREPRENEURSHIP CENTER,
        THE HONG KONG UNIVERSITY OF SCIENCE AND TECHNOLOGY,
                CLEAR WATER BAY, LOWLOON, HONG KONG

                        [ADDRESS IN CHINESE]

[LOGO]
 RHT                                              RHT LIMITED
                                           [LOGO - ENGLISH & CHINESE]

REGENERATION      .      HOPE     .      TRUST
_______________________________________________________________________


     10   PREMATURE TERMINATION

          Either party shall have the rights to terminate this agreement at any time with immediate effect if the other party shall:
          a) Commit a material breach of its obligations hereunder and fail to remedy such breach within thirty days after notice has been received in writing specifying the breach.
          b) Become bankrupt or insolvent, unable to pay its debts as they fall due, pass a resolution for wind-up or suffer a wind-up order, enter into any composition with its creditors or cease business.


     11   THE CONTRACT

          11.1
          All previous agreements arrangements between the SUPPLIER and CONSULTANT are hereby cancelled. The contract covers the entire understanding of the parties and there are no other conditions or obligations between the parties.

          11.2
          No variation, waiver of modifications of any terms of this contract shall be valid unless in writing and signed by both parties.

          11.3
          Subject to the clause above, the failure of either party to enforce at any time of provisions of this shall not be construed to be a waiver to enforce any such provision.

          11.4
          The CONSULTANT shall refrain from assigning this Agreement or any interest herein without the prior written consent of the SUPPLIER.

     RM 4607, 4B THE ANNEX BUILDING, ENTREPRENEURSHIP CENTER,
        THE HONG KONG UNIVERSITY OF SCIENCE AND TECHNOLOGY,
                CLEAR WATER BAY, LOWLOON, HONG KONG

                        [ADDRESS IN CHINESE]

[LOGO]
 RHT                                              RHT LIMITED
                                           [LOGO - ENGLISH & CHINESE]

REGENERATION      .      HOPE     .      TRUST
_______________________________________________________________________



     12   DISPUTES

          The parties shall endeavor to settle any dispute in direct negotiations.
          Should such negotiations be unsuccessful the disputes are to be settled by Arbitration through Department of Justice in Hong Kong and conducted in English Language.



************
THE PARTIES HAVE THIS DAY AGREED TO THIS CONTRACT TO BE
EXECUTED BETWEEN THEM AND SIGNED BY THEIR AUTHORIZED
REPRESENTATIVES.

The SUPPLIER                    The AGENT
RHT Limited                     China Clean & Renewable Energy, Ltd.


/s/Angus Chan                   /s/Allen Tat Yan Huie
--------------------------      -------------------------------
Mr. Angus Chan                  Mr. Allen Tat Yan Huie.
Title: Sales Manager                       Title: President
Date:                           Date:

(Business Registration Number:  (Business Registration Number:
21983675)                        37707950)

     RM 4607, 4B THE ANNEX BUILDING, ENTREPRENEURSHIP CENTER,
        THE HONG KONG UNIVERSITY OF SCIENCE AND TECHNOLOGY,
                CLEAR WATER BAY, LOWLOON, HONG KONG

                        [ADDRESS IN CHINESE]

[LOGO]
 RHT                                              RHT LIMITED
                                           [LOGO - ENGLISH & CHINESE]

REGENERATION      .      HOPE     .      TRUST
_______________________________________________________________________



Schedule "A"



This Schedule shall form as a part of the Consultancy
Agreement with reference number _________ dated __________.

The subject schedule is used to identify the specification of the "Product" and the sales "Territory" being referred in the Consultancy Agreement as follows:




Product:


International Patent Information on NCCO Air Sterilizing /
Deodorizing Systems Technology
----------------------------------------------------------

International Patent   F24F 3/16
Classification:
International          PCT/CN02/00303
Application Number:
International Filing   29 April 2002 (29.04.2002)
Date:
Title:                 AIR CLEANER FILTER SYSTEM CAPABLE
                       OF NANO-CONFINED CATALYTIC
                       OXIDATION




Other Patent Information on NCCO Technology
-------------------------------------------

Country    Application No                   File Date
-------------------------------------------------------
China      Application No. 02828843.2       27 Oct 2004

HKSAR      Application No. 05106827.1       09 Aug 2005

Japan      Application No. 3114789          29 Oct 2004

US         Attorney Docket:GIPAC/108/PC/US  25 Oct 2004

Europe     Application No. 02727163.A       29 Oct 2004

* The Products above are the Products under patent from SUPPLIER. Any additional products to be added to Schedule A above needs to be sign-off by both SUPPLIER AND CONSULTANT.

     RM 4607, 4B THE ANNEX BUILDING, ENTREPRENEURSHIP CENTER,
        THE HONG KONG UNIVERSITY OF SCIENCE AND TECHNOLOGY,
                CLEAR WATER BAY, LOWLOON, HONG KONG

                        [ADDRESS IN CHINESE]

[LOGO]
 RHT                                              RHT LIMITED
                                           [LOGO - ENGLISH & CHINESE]

REGENERATION      .      HOPE     .      TRUST
_______________________________________________________________________




Schedule "A" (continued)



Territory:
---------

Customer List:

No.   Customer Name
---   -------------

1     3M Company
2     General Motors Corporation
3     Giabo (Chiap Hua International Limited)
4     Guangdong Midea Electric Appliances Company Limited
5     Haier Group
6     Honda Motor Co Ltd
7     Honeywell International Inc
8     Osim International Limited


* The Territory, and Customer list, to be included in the above Schedule A, needs to be signed-off by written confirmation by both SUPPLIER AND CONSULTANT.

* Both SUPPLIER and CONSULTANT agree to review the Customer
  List identified individually by customer every twelve (12) months from the signed off date of this Schedule.

     RM 4607, 4B THE ANNEX BUILDING, ENTREPRENEURSHIP CENTER,
        THE HONG KONG UNIVERSITY OF SCIENCE AND TECHNOLOGY,
                CLEAR WATER BAY, LOWLOON, HONG KONG

                        [ADDRESS IN CHINESE]